Exhibit 10.85.6

LeasesAfter Recording

Return To: Luther C. Curtis, Esq.

Miller & Martin PLLC

1180 West Peachtree Street NW Suite 2100

Atlanta, Georgia 30309

Space Above This Line for Recording Data

ASSIGNMENT OF LEASES AND RENTS

THIS ASSIGNMENT OF RENTS AND LEASES (the “Assignment”) made and executed  as  of  the 4th day of February, 2021 by LF3 AURORA, LLC,    a Delaware limited liability company, whose mailing address is 1635 43rd Street South, Suite 205, Fargo, ND 58103 and LF3 AURORA TRS, LLC, a Delaware limited liability company, whose mailing address is 1635 43rd Street South, Suite 205, Fargo, ND 58103 (collectively, the “Borrower”) to, in favor of and for the benefit of ACCESS POINT FINANCIAL, LLC, a Delaware limited liability company, whose mailing address is One Ravinia Drive, Suite 900, Atlanta, Georgia 30346 Attn:  Dilip Petigara (“Lender”),

W I T N E S S E T H:

WHEREAS, Lender has made a loan to Borrower (the “Loan”) which is evidenced by that certain Promissory Note executed by the Borrower to and in favor of Lender in the principal amount of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) (the “Note”).

WHEREAS, to secure its obligations under the Note, as well as the other Secured Debt (as that term is used in the Security Instrument, the Borrower executed (i) a Fee and Leasehold Deed of Trust and Security Agreement in favor of Lender of even date herewith (the “Security Instrument”) granting to Lender, among other things, a first priority lien and encumbrance upon the Land (as defined in the Security Instrument) and Improvements (as defined in the Security Instrument) legally described in Exhibit A attached to this Assignment (the “Premises”); and (ii) certain other Loan Documents (as defined in the Security Instrument), also executed by the Borrower to and in favor of Lender of even date herewith, the terms and provisions of which Security Instrument and other Loan Documents are by this reference thereto incorporated herein and made a part hereof.

WHEREAS, as a material inducement to Lender to make the Secured Debt as that term is used in the Security Instrument and as further security for the Loan, Borrower makes this Assignment.

NOW, THEREFORE, for $10.00 and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Borrower agrees as follows:

1.        Assignment of Leases and Rents.

1.1       Definitions. Capitalized terms not otherwise defined in this Assignment shall have the meanings ascribed to such terms in the Note, the Security Instrument and other Loan Documents.

1.2       Assignment. Subject to the terms and conditions of this Assignment, Borrower hereby absolutely, unconditionally and irrevocably transfers, conveys, assigns and grants to Lender all of Borrower's right, title and interest in and to all current and future leases and other agreements affecting the use, enjoyment, or occupancy of all or any part of the Premises and all Improvements located on the Premises, together with any extensions or renewals of the same, this Assignment of current and future leases and current and future agreements being effective without further or supplemental assignment;

The leases and other agreements described above, as same may be modified or amended, and any extension or renewal of the same are hereinafter collectively referred to as the “Leases”;

Together with all deposits, rents, rent equivalents, income, receivables, issues, revenues, receipts, insurance proceeds and profits arising from the Leases and renewals thereof and together with all rents, rent equivalents, income, fees, receivables, issues, accounts, profits (including, but not limited to, all oil and gas or other mineral royalties and bonuses), charges for services rendered and any and all payment and consideration of whatever form or nature received by Borrower or its agents or employees from any and all sources relating to the use, enjoyment and occupancy of the Premises including, without limitation, all hotel receipts, revenues and credit card receipts collected from guest rooms, restaurants, bars (including, without limitation, service charges for employees and staff), mini-bars, meeting rooms, banquet rooms, apartments, parking and recreational facilities, health club membership fees, food and beverage wholesale and retail sales, service charges, convention services, special events, audio-visual services, boat cruises, travel agency fees, telephone charges, laundry services, vending machines and otherwise, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or  other grant of the right of possession, use and occupancy of all or any portion of the Premises or personalty located thereon, or rendering of services by Borrower or, to the extent of Borrower's interest therein, any operator or manager of the hotel or the commercial space located in the Premises or acquired from others (including, without limitation, from the rental of any office space, retail space, guest rooms or other space, halls, stores, and offices, and deposits securing reservations of such space, and charges for services such as room service, telecommunication  and video, electronic mail, internet connection and other communication and entertainment services), license, lease, sublease and concession fees and rentals, proceeds, if any, from rental or business interruption or other loss of income insurance and any other items of revenue which would be included in operating revenues under the uniform system in accordance with generally accepted accounting principals (all of the foregoing hereinafter collectively referred to as the “Rents”). Notwithstanding the foregoing, any Rents in connection with the sale of alcohol or alcoholic beverages shall be assigned by Borrower pursuant to this Assignment only to the extent permitted by applicable law.

1.3     Absolute Assignments. The foregoing assignments of Leases and Rents are present and absolute assignments and not assignments for or as security only. Lender's right to the Leases and Rents is not contingent upon its possession of the Premises.

1.4     License. Lender hereby grants to and confers upon Borrower a revocable license to collect and retain the Rents as the same become due and payable under the Leases, but not in excess of thirty (30) days in advance, so long as, and only so long as, no Event of Default (as herein defined) exists under this Assignment, the Note, the Security Instrument or any of the other Loan Documents (the “License”). Upon the occurrence of an Event of Default under this Assignment, the Note, the Security Instrument or any of the other Loan Documents, the License granted and conferred herein shall immediately and automatically be revoked, cease and terminate without notice.

Upon any such revocation and termination of the License, Lender shall have the right to notify any and all parties to the Leases to pay the Rents then due and thereafter coming due directly to Lender. After such revocation and termination of the License, any and all Rents received by the Borrower shall be remitted to Lender not later than three (3) business days following Borrower's receipt of the same.

Borrower hereby authorizes and directs any party to the Leases, upon receipt of written notice from Lender stating that an Event of Default has occurred or exists under the Note, the Security Instrument or any of the other Loan Documents, to pay directly to Lender the Rents  then due and thereafter coming due under the Leases.

1.5     Covenants.

1.5.1    Negative Covenants. As to the Leases, Borrower hereby covenants and agrees that except for in the ordinary course of business in the operation of a hotel of like kind, size and geographic vicinity, Borrower shall not, without the prior written consent of Lender, (i) alter, modify, cancel, terminate, discharge or compromise the Leases or the Rents due or to become due thereunder or change the terms of any guarantees of any of the Leases (“Guarantees”); (ii) accept any Rents for more than one installment in advance; (iii) waive, release, reduce, discount or otherwise discharge or compromise any Rents; (iv) waive, release, reduce, discount or otherwise discharge or compromise any Guarantees; or (v) execute any other assignment of the Leases or the Rents, whether absolute or conditional.

1.5.2    Affirmative Covenants. As to the Leases, Borrower shall: (i) promptly notify Lender in writing of any default or any attempted termination, relocation, or buyout, or any notice of the same given by either the Borrower or any tenant; (ii) perform all of its covenants, agreements and obligation as landlord under the Leases, (iii) not suffer or permit to occur any release of liability of any tenant or guarantor or accrual of any right in any tenant or guarantor to withhold payment of Rents; and (iv) enforce the terms of the Leases and all  remedies available to the Borrower as landlord under the Leases against the tenants in any case  of any material default by any tenant under the Leases.

2.          Default and Remedies.

2.1      Default.

(a)        It shall constitute an event of default (“Event of Default”) of and under this Assignment and, at the option of Lender, under the other Loan Documents, if  Borrower shall fail to perform or observe any of the covenants, agreements or conditions of this Assignment and any such failure shall remain unremedied for thirty (30) days after notice to Borrower of the occurrence of such failure.

(b)        It shall constitute an Event of Default of and  under  this Assignment if there shall occur under the Note, Security Instrument and other Loan Documents an Event of Default as defined in those Loan Documents.

2.2       Remedies.

(a)        Upon the occurrence of an Event of Default, the License shall automatically be revoked, cease and terminate without notice to the Borrower and without regard to the adequacy or inadequacy of Lender's security under this Assignment, the Security Instrument or the other Loan Documents. Thereupon, Lender shall be entitled to exercise any  and all rights and remedies provided in this Assignment, the Security Instrument and the other Loan Documents. The application of any Rents collected by Lender shall be in accordance with the terms of the Security Instrument.

(b)        The rights and remedies provided in this Assignment shall not be deemed exclusive of any rights or remedies granted to Lender in the Security Instrument or by law, but shall be deemed special and additional rights and remedies and shall be cumulative with those rights and remedies granted in the Security Instrument or by law.

3.        Miscellaneous.

3.1       Perfection. This Assignment shall be perfected upon its recordation  in  the official public records of Arapahoe County, Colorado. Neither possession of the Rents nor the appointment of a Receiver of the Premises shall be required for such perfection.

3.2       Assignment. Lender may assign its rights in and under this Assignment to any subsequent holder of the Note and Security Instrument and to any person acquiring title to the Premises through foreclosure of the Security Instrument or otherwise.

3.3       Obligations. Lender shall not be obligated to perform or discharge, nor, by its acceptance of this Assignment, does it undertake to perform or discharge, any obligation, duty or liability of Borrower, under the Leases, or otherwise. Nothing herein contained shall be  construed as causing Lender to be a “Mortgagee in Possession” and Lender shall have no  liability of a Mortgagee in Possession by exercising it rights under this Assignment, all such liability being expressly waived and released by Borrower.

3.4       Ownership. Borrower represents and warrants that it is the absolute owner of the Rents and Leases with full right, power and authority to execute and deliver this Assignment. Each of the Leases is legally valid, binding upon and enforceable against the parties named therein and has not been changed or modified except as stated on Exhibit B. There is no outstanding assignment or pledge of the Rents or Leases or any one thereof, nor are there any existing defaults under the Leases or any one thereof. No party to any Lease has any defenses,  set offs or counterclaims against Borrower.

3.5       Notices. Any Notice required to be given hereunder shall be given in the manner specified in the Security Instrument.

3.6       Conflict. In the event of a conflict between the provisions of this Assignment and any other Loan Documents, this Assignment shall control.

3.7       Cooperation. Borrower agrees to cooperate with any reasonable request  of Lender to implement the provisions of this Assignment.

3.8       Successors and Assigns. Whenever the word “Borrower” is used herein, it is agreed and understood that the same includes and shall be binding upon the Borrower's successors and assigns and any party holding title to the Premises by, through or under the Borrower. All of the rights, powers, privileges and immunities herein granted and assigned to Lender shall also inure to its successors and assigns, including all holders of the Note and Security Instrument.

3.9       Waiver of Trial by Jury. Borrower hereby waives, to the fullest  extent  permitted by Applicable Law, the right to trial by jury in any action, proceeding or counterclaim filed by any party, whether in contract, tort or otherwise, relating, directly or indirectly to this Assignment or any acts or omissions of the Borrower in connection therewith or contemplated thereby.

3.10     GOVERNING LAW. THIS ASSIGNMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE  UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE APPLICABLE INDIVIDUAL PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY  THE  LAW  OF  SUCH  STATE,  THE  LAW  OF  THE  STATE  OF  GEORGIA SHALL

GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, ASSIGNOR  HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ASSIGNMENT AND THE OTHER LOAN DOCUMENTS.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Borrower has executed this Assignment under seal as of the day and year first above written.

LF3 AURORA, LLC, a Delaware limited liability company

By: Lodging Fund REIT III OP, LP, its Sole Member

By: Lodging Fund REIT III, Inc., its General Partner

By: /s/ Samuel Montgomery (SEAL)
Name: Samuel Montgomery
Title: COO and CFO

(Corporate Seal)

STATE OF NORTH DAKOTA)

COUNTY OF CASS)

Acknowledged before me this 28th day of January, 2021 by Samuel Montgomery, as COO and CFO of Lodging Fund REIT III, Inc., General Partner of Lodging Fund REIT III OP, LP, Sole Member of LF 3 AURORA, LLC, a Delaware limited liability company.

Witness my hand and official seal.

My commission expires: April 25, 2022.

/s/Jennifer Moum
Notary Public

(signatures continued on following page)

LF3 AURORA TRS, LLC, a Delaware limited liability company

By: Lodging Fund REIT III TRS, Inc.
Its: Sole Member

By: Lodging Fund REIT III OP, LP
Its: Sole Shareholder

By: Lodging Fund REIT III, Inc.
Its: General Partner

/s/ Samuel Montgomery
By: Samuel Montgomery
Its: COO and CFO

(Corporate Seal)

STATE OF NORTH DAKOTA)

COUNTY OF CASS)

Acknowledged before me this 28th day of January, 2021 by Samuel Montgomery, as COO and CFO of Lodging Fund REIT III, Inc., General Partner of Lodging Fund REIT III OP, LP, Sole Shareholder of Lodging Fund REIT III TRS, Inc., Sole Member of LF 3 AURORA TRS, LLC, a Delaware limited liability company.

Witness my hand and official seal.

My commission expires: April 25, 2022.

/s/Jennifer Moum
Notary Public

EXHIBIT “A”

PARCEL I:

Lot 2, Block 1,

ABILENE STATION SUBDIVISION FILING NO. 1, recorded June 9, 2015 at Reception No. D5059964.

County of Arapahoe, State of Colorado.

PARCEL II:

Beneficial easements in Master Declaration of Covenants, Conditions and Restrictions for Abilene Station recorded July 31, 2015 at Reception No. D5085270.

County of Arapahoe, State of Colorado

Exhibit B

NONE